SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  August 15, 2003


                            NewPower Holdings, Inc.
                            -----------------------

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                                    1-16157                                52-2208601
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(State or Other Jurisdiction                (Commission                        (IRS Employer
of Incorporation)                           File Number)                       Identification No.)


93 Cherry Street, New Canaan, CT                                       06480
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(Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code: (203) 966-2880


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Item 3. Bankruptcy or Receivership.

     On August 15, 2003, the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Debtors' Second Amended Chapter 11 Plan (the "Plan") with respect to NewPower Holdings, Inc. (the "Company") and TNPC Holdings, Inc. ("TNPC"). In accordance with the terms of the Plan, the Company presently anticipates that Plan will become effective on August 25, 2003 (the "Effective Date"), at which time the Company will begin paying all allowed administrative and general unsecured claims against the Company. Capitalized terms used in this Form 8-K but not defined shall have the respective meanings ascribed to them in the Plan.

     The Plan provides that Holders of allowed general unsecured claims against the Company will be paid in full plus post-petition interest as soon as practicable after the Effective Date. Thereafter, as provided for in sections 4.8 through 4.11 of the Plan, the balance of any remaining cash on hand will be distributed on a pro rata basis to the holders of allowed claims and interests in Class 8 (Securities Claims), Class 9 (Holdings Common Stock), Class 10 (Holdings Options) and Class 11 (Holdings Warrants).

     The foregoing paragraph provides a summary of certain matters contemplated by the Plan, and is not intended to be a full description of or a substitute to the Plan and is qualified in its entirety to the full text of the Plan which is attached hereto as Exhibit 99.1.

     As of the date hereof, the Company has 62,872,155 shares issued and 62,866,568 shares outstanding.

     A summary of the assets and liabilities of the Company is contained in the June Monthly Operating Report filed with the Bankruptcy Court on July 25, 2003, as Exhibit 99.2 hereto, and incorporated herein by reference to Exhibit
99.1 of the Company's Current Report on Form 8-K filed on July 30, 2003.

     Attached hereto as Exhibit 99.3 is a copy of the Confirmation Order.

Item 5. Other Events.

     The Company currently estimates that as of the Effective Date, it will have approximately $97.2 million available for distribution to holders of claims and interests in Classes 7 through 11 under the Plan. The Company estimates that allowed Class 7 claims will total $29.3 million. This will make $67.9 million available for distribution to holders of allowed claims and interests in Classes 8 through 11, which will be paid in accordance with the terms of the Plan.

     The foregoing paragraph is qualified in its entirety to the full text of the Plan which is attached hereto as Exhibit 99.1.


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Cautionary Statement
--------------------

     The disclosure in this Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties and may differ materially from actual future events or results. Although we believe that our expectations and beliefs are based on reasonable assumptions, we can give no assurance that our goals will be achieved. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)

Exhibit No.                   Description

99.1                          Debtors' Second Amended Chapter 11 Plan, dated
                              February 12, 2003

99.2 Summary of assets and liabilities (incorporated herein by reference to attachments 1 -4 of the June Monthly Operating Report, filed as Exhibit
                              99.1 to the Company's Form 8-K on July 30, 2003)

99.3                          Confirmation Order, dated August 15, 2003


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 19, 2003


                                 NEWPOWER HOLDINGS, INC.


                                 By:    /s/ James L. Malone
                                      ---------------------------------------
                                      Name:  James L. Malone
                                      Title: President & Co-Chief Executive
                                             Officer


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                                 Exhibit Index

99.1                          Debtors' Second Amended Chapter 11 Plan, dated
                              February 12, 2003

99.2 Summary of assets and liabilities (incorporated herein by reference to attachments 1 -4 of the June Monthly Operating Report, filed as Exhibit
                              99.1 to the Company's Form 8-K on July 30, 2003)

99.3                          Confirmation Order, dated August 15, 2003


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